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                                                                   EXHIBIT 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB/A of AccuPoll Holding Corp. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer and principal financial officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of AccuPoll Holding Corp.


Dated: May 8, 2003


                                       By:  /s/ Dennis Vadura
                                            ----------------------------------
                                            Dennis Vadura,
                                            Chief Executive Officer

                                       By:  /s/ Craig A. Hewitt
                                            ----------------------------------
                                            Craig A. Hewitt
                                            Chief Financial Officer and
                                            Principal Financial and Accounting
                                            Officer